Exhibit 4.3

AMENDED CERTIFICATE OF LIMITED PARTNERSHIP
FOR
MDS ENERGY PUBLIC 2014-A LP

Delaware	PAGE 1
The First State

I, JEFFREY W, BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MDS ENERGY PUBLIC 2013-B LP”, CHANGING ITS NAME FROM “MDS ENERGY PUBLIC 2013-B LP” TO “MDS ENERGY PUBLIC 2014-C LP”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 2012, AT 4:07 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock,Secretary of State
5149126 8100	AUTHENTICATION: 9924577
121139755	DATE: 10-17-12
You may verify this certificate online at corp. delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 04:19 PM 10/17/2012 FILED 04:07 PM 10/17/2012 SRV 121139755—5149126 FILE

STATE OF DELAWARE
AMENDMENT TO THE CERTIFICATE OF
LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST; The name of the Limited Partnership is
MDS Energy Public 2013-B LP

SECOND; Article First of the Certificate of Limited Partnership shall be amended as follows:

First; The name of the limited partnership is MDS Energy Public 2014-C LP.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 17th day of October        , A.D, 2012.

MDS Energy Development, LLC Managing General Partner

By:	/s/ Michael D. Snyder
Name:	Michael D. Snyder

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Authorized Person of Managing General Partner

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MDS ENERGY PUBLIC 2014-C LP”, CHANGING ITS NAME FROM “MDS ENERGY PUBLIC 2014-C LP” TO “MDS ENERGY PUBLIC 2014-A LP”, FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF OCTOBER, A.D. 2012, AT 1:08 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
5149126 8100	AUTHENTICATION: 9947833
121166020	DATE: 10-26-12
You may verify this certificate online at corp. delaware.gov/authver.shtml

State of Dalaware Secretary of State Division of Corporations Delivered 01:13 PM 10/25/2012 FILED 01:08 PM 10/25/2012 SRV 121166020—5149126 FILE

STATE OF DELAWARE
AMENDMENT TO THE CERTIFICATE OF
LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is
MDS Energy Public 2014-C LP

SECOND; Article First of the Certificate of Limited Partnership shall be amended as follows:

First; The name of the limited partnership is MDS Energy Public 2014-A LP.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 24th day of October      , A.D. 2012.

MDS Energy Development, LLC Managing General Partner

By:	/s/ Michael D. Snyder
Name:	Michael D. Snyder

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Authorized Person of Managing General Partner